Exhibit 99.1

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Exhibit 99.1

TRONOX

[GRAPHIC]

December 2005

Investor Presentation

Forward-Looking Statement

Tronox makes certain forward-looking statements in this presentation that are subject to risks and uncertainties. These statements are based on the beliefs and assumptions of our management and on information currently available to our management at the time of such statements. Forward-looking statements include information concerning our possible or assumed future results or otherwise speak to future events and may be preceded by, followed by or otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “estimates,” “projects,” “target,” “budget,” “goal,” “plans,” “objective,” “outlook,” “should,” or similar expressions. Any statements regarding possible commerciality, development plans, capacity expansions, future production rates, future cash flows and changes in any of the foregoing are forward-looking statements. Forward-looking statements are not guarantees of performance. They involve risks, uncertainties and assumptions. Future results or performance may differ materially from those expressed or implied in these forward-looking statements. Many of the factors that will determine these results and values are beyond our ability to control or predict. These factors include adverse changes in general economic conditions or in the markets we serve, changes in our business strategies, availability and pricing of raw materials, demand for consumer products for which our businesses supply raw materials, the financial resources of competitors, changes in laws and regulations, the ability to respond to challenges in international markets (including changes in currency exchange rates), political or economic conditions in areas where we operate, trade and regulatory matters, the ability to generate cash flows or obtain financing to fund growth and the cost of such financing, and other factors and risks discussed herein, and in the final prospectus, which is available on Tronox’s website at www.tronox.com. Potential investors are cautioned not to put undue reliance on any forward-looking statements. Forward-looking statements speak only as of the date of this presentation. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Use of Adjusted EBITDA

This presentation contains Adjusted EBITDA, which is a non-GAAP measure that is presented because it is a material component of the covenants that will be imposed on us by the senior secured credit facility. For a reconciliation of net income (loss) to Adjusted EBITDA, please refer to the attachment at the end of this presentation

Investment Highlights

LTM 9/30 Net Sales	$1,379	MM
LTM 9/30 Adjusted EBITDA	$226	MM
% margin	16%
LTM 9/30 PF Adjusted EBITDA(1)	$206	MM
% margin	15%

Attractive Industry Fundamentals
Experienced Management Team	TRONOX	Global Producer & Marketer with a Strong Leadership Position
Executing Value Strategy: Capturing Upside Potential		Proprietary Process & Expertise with World-Class Products & Technical Support
Well-Established Strategic Customer Relationships Across Diversified Markets

(1) Includes the estimated incremental SG&A costs expected to be incurred as a stand-alone company.

TiO2 Pigment

• Quality-of-life product used daily: “World’s Whitest White”

• Minimal substitutes for TiO2 available in Tronox-targeted end markets

• TiO2 is differentiated and frequently customized — not a commodity

2004 Global TiO2 Demand by End-Use Market	TiO2 Diverse Portfolio of End-Use Opportunities

	Differentiated Products	Specialty Products

	• Formulation based	• Customized
[PIE CHART]	• Selective market base	• Focused market base
	• Relational marketing	• Premium pricing
	• Growth in line with economy	• Value-based marketing
• Higher growth prospects

Total Market Size: $9B	Examples:	Examples:
	Architectural coatings, paper laminates	Ink, catalysts, engineering plastics

Source: TZMI.

TiO2 Demand Dynamics

•                  TiO2 demand growth fundamentally tied to economic activity and resulting GDP

•                  Anticipate future annual TiO2  growth levels of 2.9% (3.5% chloride, 1.5% sulfate)

•                  Cyclical demand pattern

•      Cycle duration ~8-10 years

•      Currently early to mid cycle

•                  Demand tendencies

•      Global growth stabilized over last two decades

•      Swings on downside not as pronounced

Global Demand vs. GDP Growth	Historical Global Demand
[BAR GRAPH]	[LINE GRAPH] Volume growth for current cycle = 2.9%
Source: Tronox estimates, Artikol.	Source: Tronox estimates, Artikol.

TiO2 Supply:  Capacity Utilization Peaking and Limited New Capacity Expansions On Line Near Term

North American TiO2 Pricing vs. Industry Capacity Utilization

[BAR GRAPH]

TiO2 Chloride Investment Economics

[LINE GRAPH]

Source: Company reports, Artikol and internal estimates

TiO2 Supply / Demand

• Tight supply / demand	TiO2 Supply / Demand
• 2006 has potential to be the lowest supply-to-demand ratio in 15 years
• Capacity rationalization of 220,000 tonnes or 11% of sulfate capacity since 2001
• Major Brownfield / Greenfield chloride efforts needed pre-2010	[LINE GRAPH]

Supply Considerations
• From 2005 to 2010, minimum of 700,000 tonnes needed, assuming 95% capacity utilization, to balance supply / demand	[BAR GRAPH]
• Industry will require equivalent of 3 to 4 world-class chloride plants to meet demand, even after expected sulfate capacity growth in China
Source: Artikol plus internal estimates.

Global Producer With Strong Market Leadership Position

•                  Top five producers accounting for approximately 70% of global production

•                  Tronox — #3 global producer — #2 using higher growth chloride-process technology

•                  Leading supplier to global customers in multiple regions of the world

•                  Capitalizing on strong growth in Asia-Pacific, particularly China and India

•                  Strategically located manufacturing facilities in North America, Europe and Asia-Pacific

2004 Global Market Share	2004 Tronox Sales by Geography

[PIE CHART]	[PIE CHART]

Source: Company filings and internal estimates
Global Industry Capacity = 4.6 MM tonnes

Proprietary Chloride Process and Expertise,

World-Class Products / Technical Support

•                  83% of Tronox capacity produced via chloride process

•                  Expected industry growth of 3.5% for chloride compared to 1.5% for sulfate

•                  High degree of technology with 200+ patents in place, approximately 100 pending

•                  Market-leading portfolio of 35 high-performance TiO2 products marketed under TRONOX® brand name

•                  History of customer-driven innovation in product development

•                  Highly regarded technical service teams in each major market worldwide

Relative Particle Size Complexity

Red Blood Cells
7 microns	Bacterial Cells
1 micron
[GRAPHIC]		TiO2
	[GRAPHIC]	0.2 micron
[GRAPHIC]

Coated Particle
[GRAPHIC]

Well-Established Customer Relationships Across Diversified Markets

•                  Consistent sales growth with top 10 customers for 10+ years

•                  Diversified customer base with ~1,100 customers in more than 100 countries

•                  Diversified across coatings, plastics, paper and specialty end markets

Tronox 2004 Sales by End Market

[PIE CHART]

Tronox 2004 Net Sales = $1.3 B

Executing Value Strategy: Capturing Upside

1997-2000	2001-2003	2004 +

Growth: Acquisitions	Integration Challenges	Executing Value Strategy

• Bayer acquisition	• Safety & environmental	• Value strategy: focus on increasing cash flow, profit and returns

• Kemira acquisition	• Standardize to KMG / Tronox
• Drive business from customers’ perspective: market segmentation
• Capacity: 200,000 tonnes to 624,000 tonnes	• High grade staff

	• Rationalize assets	• Manufacturing excellence: extract more from existing assets, Six Sigma, technology
• Critical market share: 5% to 13%
• Business systems
• Acquired range of competitive products
	• Cultural / multi-national	• Specific continuous improvement strategies driven throughout business along supply chain

• Global operations	• Down market (price)

• Foundation to grow

Experienced Management Team

•                  Broad business experience base: 23+ years average business experience

•                  Significant TiO2 industry expertise: plant managers with 25+ years manufacturing experience

•                  Demonstrated track record of success

Name	Title	Experience at Company	Prior Business Experience
Tom Adams	Chief Executive Officer	6	18 (Sun & Oryx Energy)
Marty Rowland	Chief Operating Officer	4	22 (DuPont 18 – TiO2)
Mary Mikkelson	Senior Vice President & Chief Financial Officer	2	21 (10 – Industry, 11 – Public Accounting and Consulting)
Roger Addison	Vice President, General Counsel & Secretary	28
Bobby Brown	Vice President, Strategic Planning & Development	6	18 (Sun & Oryx Energy)
Pat Corbett	Vice President, Safety & Environmental Affairs	25	5 (VWR – TiO2)
Robert Gibney	Vice President, Investor Relations & External Affairs	15
Kelly Green	Vice President, Market Management	16
Mark Meadors	Vice President, Human Resources	4	23 (Carrier, York, Consultant)
John Romano	Vice President, Sales	18
Greg Thomas	Vice President, Supply Chain & Strategic Sourcing	27

Average Business Experience 23+ years

Global TiO2 Manufacturing Operations

•                  Strategically positioned plants to effectively serve global markets

•                  Experienced operational management and plant-level leadership

Nameplate Capacity (1)

Location	M tonnes
Hamilton	225
Savannah	110
Western Australia	110	[MAP]
Botlek	72
Uerdingen (sulfate)	107
Global Capacity	624

Summary Historical Production (1)

[BAR GRAPH]

(1) Reflects 100% of the production capacity of the Kwinana pigment plant, which is 50% owned by Tronox and 50% by joint venture partner.

Manufacturing and Supply Chain Opportunities

Declining Inventories
• Supply Chain
• Raw material flexibility and procurement	[BAR GRAPH]
• Production scheduling and transportation
• Cash-to-cash cycle and inventory management
• Uptime
• Lowest investment route
• Six Sigma methodology: eliminating detractors
• Maintenance Cost Opportunities
• Reliability focus and discipline
• Cost of Quality Improvements
• Eliminate rework
• Reduce QC testing

Percent Uptime	Annual Maintenance Cost as % of Estimated Replacement Value

[BAR GRAPH]	[BAR GRAPH]

Source: “Making Common Sense, Common Practice”, Ron Moore

Raw Material, Process Chemicals and Energy Costs

•                  Primary raw material is titanium bearing ore

•                  Purchased from multiple vendors

•                  Plants allow for interchangeability of ore grades

•                  Project under way to reduce ore cost at Uerdingen

•                  Process chemicals

•                  Chlorine – used in the purification of titanium bearing ores

•                  Petroleum coke – aids in the chlorination of titanium bearing ores

•                  Caustic – used as neutralizing agent and treatment chemical

•                  Energy: Less than 10% COGS

•                  Natural gas – used in boilers and other heating equipment

•                  Electricity – used to power operational facilities

•                  Steam – used to control particle size distribution in finishing

Legacy Sites

•                  Company actively manages environmental issues related to legacy businesses

•                  In 1994, a centralized unit, Safety and Environmental Affairs (S&EA), was formed to manage environmental issues

•                  Financial reserves have been established for probable and estimable environmental costs, which are reviewed and updated quarterly

•                  As of 9/30/05 reserves were $239.4 million

•                  Kerr-McGee has agreed to a 7-year remediation cost reimbursement program going forward

•                  Reimburses Tronox for 50% of remediation cost in excess of the reserves up to $100 million

•                  Additional mitigating items: insurance policies, government reimbursements (W. Chicago/Kress Creek and Henderson, Nevada) and land asset sales

Profit Growth Drivers

Company Fundamentals	• Proprietary chloride technology • Superior customer / technical service • Well positioned to benefit from tight supply / demand • Global pigment operations

Internal Growth	• Organic growth / Brownfield • Grow with strategic customers • Plastics and specialty growth • R&D product development

Margin Enhancement	• Market segmentation • Optimize supply chain • Manufacturing excellence • Rationalize costs

Financial Policies / Objectives

•                  Disciplined focus on:

•                  Free cash flow generation

•                  EPS growth

•                  Debt reduction

•                  Regular quarterly dividend payments

•                  Efficiently manage working capital requirements

•                  Incentivize management with equity ownership

Historical Financial Performance
($ in millions)

Net Sales	Adjusted EBITDA

[BAR GRAPH]	[BAR GRAPH]

(1) Includes the estimated incremental SG&A costs expected to be incurred as a stand-alone company.

Historical Financial Performance
($ in millions)

Capital Expenditures	Adjusted EBITDA — Capital Expenditures

[BAR GRAPH]	[BAR GRAPH]

(1) Includes the estimated incremental SG&A costs expected to be incurred as a stand-alone company.

Pro Forma Capitalization

Pro Forma Capitalization — Tronox Incorporated

	Pro Forma 9/30/05		% of Cap.
	($ in millions)
Cash	$40		—
Debt
New Multicurrency Revolving Credit Facility due 2010 (1)	0		0.0%
New Term Loan due 2011	200		24.0%
Total Senior Secured Debt	$200		24.0%
New Senior Unsecured Notes due 2012	350		41.9%
Total Debt	$550		65.9
Shareholders' Equity (2)	285		34.1%
Total Equity	$285		34.1%
Total Capitalization	$835		100.0%

LTM 9/30/05 Operating and Credit Statistics:
Adjusted EBITDA	$226
Pro Forma Adjusted EBITDA (3)	$206
Interest Expense	46
Capital Expenditures	81
Senior Secured Debt / Pro Forma Adjusted EBITDA	1.0	x	41.9%
Total Debt / Pro Forma Adjusted EBITDA	2.7	x
Pro Forma Adjusted EBITDA / Interest Expense	4.5	x

(1) $250 million Multicurrency Revolving Credit Facility, undrawn at close. Approximately $34.5 million of Letters of Credit will be outstanding shortly after closing.

(2) Excludes 15% green shoe.

(3) Includes the estimated incremental SG&A costs expected to be incurred as a stand-alone company.

Investment Highlights

Attractive Industry Fundamentals
Experienced Management Team	TRONOX	Global Producer & Marketer with a Strong Leadership Position
Executing Value Strategy: Capturing Upside Potential		Proprietary Process & Expertise with World-Class Products & Technical Support
Well-Established Strategic Customer Relationships Across Diversified Markets

EBITDA and adjusted EBITDA are not presentations made in accordance with generally accepted accounting principles, or GAAP. When evaluating our results, you should not consider EBITDA and adjusted EBITDA in isolation of, or as a substitute for, measures of our financial performance as determined in accordance with GAAP, such as net income (loss). EBITDA and adjusted EBITDA have material limitations as performance measures because they exclude items that are necessary elements of our costs and operations. Because other companies may calculate EBITDA and adjusted EBITDA differently than we do, EBITDA may not be, and adjusted EBITDA as presented below is not, comparable to similarly-titled measures reported by other companies.

The following table reconciles net income (loss) to EBITDA and adjusted EBITDA for the periods presented:

	Nine Months Ended September 30,				Twelve Months Ended September 30,		Year ended December 31,
	2005	2004	Pro Forma 2005	Pro Forma 2004	2005	Pro Forma 2005	2004	2003	2002	Pro Forma 2004
	(millions of dollars)
Net income (loss) (a)	$12.6	$(127.2)	$(12.5)	$(156.6)	$12.2	$(21.9)	$(127.6)	$(92.7)	$(97.3)	$(179.7)
Net interest expense	10.9	6.6	34.5	36.8	13.9	46.4	9.6	8.9	11.2	48.7
Income tax provision (benefit)	8.8	(62.4)	(4.7)	(78.2)	8.2	(10.2)	(63.0)	(39.3)	(35.3)	(70.0)
Depreciation and amortization expense	78.1	76.9	78.1	76.9	105.8	105.8	104.6	106.5	105.7	104.6
EBITDA	110.4	(106.1)	95.4	(121.1)	140.1	120.1	(76.4)	(16.6)	(15.7)	(96.4)
Savannah sulfate facility shutdown costs	—	28.7	—	28.7	0.3	0.3	29.0	—	—	29.0
Loss from discontinued operations (b)	33.5	69.0	33.5	69.0	34.2	34.2	69.7	51.9	120.1	69.7
Provision for environmental remediation and restoration, net of reimbursements	17.0	3.6	17.0	3.6	18.0	18.0	4.6	14.9	14.3	4.6
Extraordinary, unusual or nonrecurring expenses or losses (c)	—	—	—	—	(0.3)	(0.3)	(0.3)	47.0	—	(0.3)
Noncash charges constituting:
(Gain) loss on sales of accounts receivables (d)	(0.2)	5.8	(0.2)	5.8	2.2	2.2	8.2	4.8	4.7	8.2
Write-downs of property, plant and equipment and other assets (e)	8.5	100.4	8.5	100.4	12.9	12.9	104.8	29.3	18.5	104.8
Impairment of intangible assets	—	7.4	—	7.4	—	—	7.4	—	—	7.4
Cumulative effect of change in accounting principle	—	—	—	—	—	—	—	14.1	—	—
Asset retirement obligations	1.0	—	1.0	—	1.0	1.0	—	—	—	—
Other items (f)	10.5	7.9	10.5	7.9	17.8	17.8	15.2	14.9	(7.4)	15.2
Adjusted EBITDA	$180.7	$116.7	$165.7	$101.7	$226.2	$206.2	$162.2	$160.3	$134.5	$142.2

(a)    Net income (loss) includes the following operating losses associated with our Savannah sulfate facility, which was closed in September 2004: (i) $17.8 million, $18.6 million and $9.6 million for the years ended December 31, 2004, 2003 and 2002, respectively, and (ii) $2.0 million and $16.8 million for the nine months ended September 30, 2005 and 2004, respectively.

(b)    Includes provisions for environmental remediation and restoration, net of reimbursements, related to our former forest products operations, thorium manufacturing, uranium and refining operations of $61.5 million, $41.1 million and $61.1 million for the years ended December 31, 2004, 2003 and 2002, respectively, and $20.4 million and $61.9 million for the nine months ended September 30, 2005 and 2004, respectively.

(c)    Includes $25.8 million associated with the closure of our Mobile, Alabama facility in 2003 for charges not reflected elsewhere and $21.2 million for a workforce reduction program for continuing operations in 2003.

(d)    Loss on the sales of accounts receivable under an asset monetization program, or a factoring program, comparable to interest expense.

(e)    Includes $86.6 million associated with the shutdown of our Savannah sulfate facility for the year ended December 31, 2004.

(f)    Includes noncash stock-based compensation, noncash pension and postretirement cost and accretion expense.